SA Funds – Investment Trust

Supplement dated December 10, 2003 to Prospectus dated October 28, 2003

Change of Internet Address

Effective immediately, the Internet address for obtaining information about the SA Funds that appears on the back cover of the prospectus is changed to http://www.LoringWard.com.